Exhibit 10.15

                                Terms of Service
                                       of
                         Robert S. Christie ("Christie")
                         -------------------------------


Scope                            o          Independent director of Von Hoffmann
                                            Corporation (1)("Holdings") and Von
                                            Hoffmann Press, Inc.(2) ("Company").

                                 o          Chairman of a newly formed
                                            Operations Review Committee of
                                            Company's Board of Directors, which
                                            committee will, among other things,
                                            review and make recommendations
                                            (strategic, operational, financial
                                            and other) regarding the operations
                                            of Company and its subsidiaries.

                                 o Christie may also be asked to serve as a member of other committees (including audit or compensation) of the Boards of Directors of Holdings and Company.

                                 o It is anticipated that the scope of Christie's duties as Chairman of Company's Operations Review
                                            Committee will require Christie to
                                            dedicate at least 15-20 days per
                                            annum to these activities.

                                 o Christie will be expected to attend or participate in all regular and special meetings of Holdings' and Company's Board of Directors.
                                            Currently, Company holds one regular
                                            Board of Directors' meeting per
                                            fiscal quarter.


Fees & Expenses                  o          Christie will be reimbursed for
                                            reasonable out-of-pocket expenses he
                                            incurs in connection with his
                                            serving as a director of Holdings
                                            and Company, as Chairman of
                                            Company's Operations Review
                                            Committee and as a member of any
                                            other committee of Holdings or
                                            Company, including travel expenses
                                            incurred to attend meetings incident
                                            to his duties, in accordance with
                                            the standard practices of Holdings
                                            and Company.


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(1)  To be renamed "Von Hoffmann Holdings Inc." on or about February 25, 2002.

(2)  To be renamed "Von Hoffmann Corporation" on or about February 25, 2002.

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                                 o          As compensation for his serving
                                            Holdings and Company as described
                                            above, and for as long as he
                                            continues to serve as a director of
                                            Holdings or Company, Christie will
                                            receive an annual retention fee
                                            equal to $50,000, payable in equal
                                            quarterly installments on the first
                                            day of each fiscal quarter; it being
                                            understood that Christie will
                                            receive the first installment of his
                                            retainer fee for fiscal year 2002 on
                                            the date on which he is appointed
                                            formally as a director of Holdings
                                            and Company, which is expected to
                                            occur on or prior to February 25,
                                            2002.

                                 o          Currently, neither Holdings nor
                                            Company pays any special "meeting"
                                            fees to any of its respective
                                            directors. To the extent payment of
                                            such "meeting" fees is implemented
                                            by Holdings or Company, Christie
                                            will be entitled to receive the same
                                            in addition to the $50,000 annual
                                            retainer set forth above.


Stock Options                    o          Within 30 days of his appointment as
                                            a director of Holdings and Company,
                                            Christie will be granted options to
                                            purchase 50,000 shares of Holdings
                                            common stock at an exercise equal to
                                            $1.00 per share. These options will
                                            be granted pursuant and be subject
                                            to Holdings' stock option plan.

                                 o In addition to the foregoing stock options, Holdings may, at the discretion of its Board of
                                            Directors, issue Christie additional
                                            stock options from time to time.


Implementation &
Term of Service                  o          Each of Holdings and Company will
                                            cause its respective Boards of
                                            Directors and stockholders to cause
                                            Christie to be appointed as a
                                            director of Holdings and Company as
                                            soon as practicable and to adopt
                                            resolutions approving and
                                            implementing the terms set fort
                                            herein.

                                 o Christie will serve as a director of Holdings and Company on an annual basis, subject to his removal in accordance with applicable law and the organizational documents of Holdings or Company, or his earlier death, permanent disability or resignation. To the extent Christie wishes to resign as a director of Holdings and/or Company, he will provide Holdings and/or Company, as applicable, at least 30 days' prior written notice of his desire to so resign.


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                        POTENTIAL INVESTMENT OPPORTUNITY
                        --------------------------------


Offer: As part of a contemplated purchase of up to 20 million shares of common stock of Von Hoffmann Corporation (to be renamed Von Hoffmann Holdings, Inc. on or about February 25, 2002) ("Holdings") by DLJ Merchant Banking Partners II, L.P. and one or more of its affiliates (collectively, "DLJMB") (the "New Equity Infusion"), or at such later time approved by the Board of Directors of Holdings, Robert S. Christie ("Christie") will be afforded the opportunity to purchase at least 100,000, but not more than 500,000, shares of common stock of Holdings.

Transfer Restrictions/
Repurchase Right:                The ability of Christie to transfer any shares
                                 of Holdings common stock so purchased will be subject to restrictions substantially similar to the transfer restrictions (including as to rights of first offer and tag-along rights) to which "management" stockholders of Holdings are presently subject.

                                 Shares of Holdings common stock so purchased by Christie will also be subject to drag-along rights in favor of DLJMB.

                                 To the extent Christie is no longer serving as a director of Holdings or Von Hoffmann Press, Inc. (to be renamed Von Hoffmann Corporation on or about February 25, 2002), Holdings will have to the ability to purchase shares of Holdings common stock owned by Christie, which buy-back right will be substantially similar to the one that Holdings presently has with respect to shares of Holdings common stock owned by the "management" stockholders of Holdings.

Documentation:                   Any such purchase of Holdings common stock by
                                 Chirstie will be effected pursuant to a stock purchase agreement satisfactory to Holdings, which shall include, among other things, investor-suitability representations from
                                 Christie, and provisions setting forth the transfer restrictions and buy-back rights described above.



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